UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23793)

Tidal Trust II
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Tidal Trust II
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700
Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders.

Peerless Option Income Wheel ETF Tailored Shareholder Report

annual Shareholder Report March 31, 2025 Peerless Option Income Wheel ETF Ticker: WEEL (Listed on NYSE Arca, Inc.)

This annual shareholder report contains important information about the Peerless Option Income Wheel ETF (the "Fund") for the period April 1, 2024 to March 31, 2025. You can find additional information about the Fund at www.peerlessetfs.com. You can also request this information by contacting us at (844) 408‑8111 or by writing to the Peerless Option Income Wheel ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

What were the Fund costs for the past year?
(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Peerless Option Income Wheel ETF	$88	0.99%

The Fund commenced operations on May 15, 2024. Expenses for a full reporting period would be higher than the figures shown.

Cumulative Performance

(Initial Investment of $10,000)

Peerless Option Income Wheel ETF - $10,196
S&P 500® Total Return Index - $10,698
$11,600
$11,400
$11,200
$11,000
$10,800
$10,600
$10,400
$10,200
$10,000
$9,800
5/15/2024
5/31/2024
6/30/2024
7/31/2024
8/31/2024
9/30/2024
10/31/2024
11/30/2024
12/31/2024
1/31/2025
2/28/2025
3/31/2025

Annual Performance

Returns for the Period Ended March 31, 2024	Since Inception (5/15/2024)
Peerless Option Income Wheel ETF - at NAV	1.96%
S&P 500® Total Return Index	6.98%

The Fund's past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Visit www.peerlessetfs.com for more recent performance information.

How did the Fund perform last year and what affected its performance?

2024 was marked by unusually low volatility - resulting in reduced option premiums - and a highly concentrated rally driven primarily by the 'Magnificent Seven' stocks. This environment was not ideal for our strategy and, in our view, represented an uncommon confluence of factors unlikely to persist over the long term. In fact, conditions have already begun to shift somewhat in 2025. WEEL launched from the most conservative and prudent point of the option wheel cycle at the top, given the elevated market levels at the time. This positioning meant the Fund was primarily generating income from selling cash-secured puts and earning Treasury yield, without participating in market upside via capital appreciation. In contrast to the above stated environment, a straightforward S&P 500 positioning performed well in the second half of 2024, largely due to gains in the 'Magnificent Seven'. Most covered call strategies are fully long equities and therefore tend to perform in strong bull markets.

What Factors Influenced Performance

WEEL posted a modest positive return of approximately 3-4% in 2024. While the Fund generated nearly double the amount in gross income, it was assigned shares of IWM (small cap index) in early December. Unfortunately, small caps experienced one of their sharpest monthly declines on record shortly thereafter, falling nearly 7%. This draw down offset much of the income brought into the Fund - resulting in a final return for fiscal year of 1.96%. Amid heightened trade tensions and persistent inflation concerns, market volatility increased significantly in the early months of 2025. This elevated volatility environment led to more frequent assignment of short put options, resulting in the portfolio acquiring additional long equity positioning. In response, WEEL shifted to the call-writing phase of the option wheel strategy. Importantly, the rise in implied volatility also enhanced option premiums across the board - boosting income potential from both the put selling and covered-call writing components of the process. This is the environment in which WEEL was designed to outperform.

Positioning

WEEL will likely under perform in a roaring bull market for equities (2024) and likely outperform in a bear market (2025) or range-bound market. The last 11-12 months have confirmed the testing and hypothesis of this strategy.

Peerless Option Income Wheel ETF Tailored Shareholder Report

Key Fund Statistics

(as of March 31, 2025)

Fund Size (Thousands)	$10,636
Number of Holdings	29
Total Advisory Fee Paid	$66,193
Annual Portfolio Turnover	473%*

*	Not annualized for periods less than one year.

What did the Fund invest in?

(as of March 31, 2025)

Security Type - Investments

(% of net assets)

Percentages are based on total net assets. Cash & Cash Equivalents represents cash and other assets in excess of liabilities.

Security Type - Other Financial Instruments

(% of net assets)

Top Ten Holdings	(% of Total Net Assets)
iShares Russell 2000 ETF	12.8
Invesco QQQ Trust Series 1	11.5
U.S. Treasury Bills	11.3
SPDR S&P Regional Banking ETF	9.9
ARK Innovation ETF	7.4
Industrial Select Sector SPDR Fund	5.9
VanEck Semiconductor ETF	5.2
iShares Biotechnology ETF	5.1
iShares U.S. Home Construction ETF	4.7
Utilities Select Sector SPDR Fund	4.5

How has the Fund changed?

Effective May 29, 2024, the Fund's Distribution Risk was updated to reflect the following: As part of the Fund’s investment objective, the Fund seeks to provide current quarterly income. There is no assurance that the Fund will make a distribution in any given quarter. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next.

Additionally, the Fund's "Cash & Cash Equivalent Holdings", the row for "U.S. Treasury Securities" was amended in the Statuatory Prospectus to the following:

Portfolio Holdings Expected Target Maturity

U.S. Treasury Securities

Investment Terms

Multiple series of U.S. Treasury Bills supported by the

full faith and credit of the U.S. government.

These instruments are used as collateral for the Fund’s

derivative investments.

They will also generate income.

Expected Target Maturity

1-month to 2-year maturities

Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit www.peerlessetfs.com.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. David Norris is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Peerless Option Income Wheel ETF

	FYE 3/31/2025	FYE 3/31/2024
( a ) Audit Fees	$12,500	N/A
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$3,000	N/A
( d ) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 3/31/2025	FYE 3/31/2024
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2025	FYE 3/31/2024
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Javier Marquina, Michelle McDonough, and David Norris.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Financial Statements
March 31, 2025

Tidal Trust II

Peerless Option Income Wheel ETF	| WEEL | NYSE Arca, Inc.

Peerless Option Income Wheel ETF

Schedule of Investments	Peerless Option Income Wheel ETF
March 31, 2025

EXCHANGE TRADED FUNDS - 84.6%	Shares	Value
ARK Innovation ETF (a)(e)	16,500	$785,070
Energy Select Sector SPDR Fund (b)(e)	4,900	457,905
Health Care Select Sector SPDR Fund (b)	1,100	160,611
Industrial Select Sector SPDR Fund (b)	4,800	629,136
Invesco QQQ Trust Series 1 (e)	2,600	1,219,192
iShares Biotechnology ETF (e)	4,200	537,180
iShares Russell 2000 ETF (b)(e)	6,800	1,356,532
iShares U.S. Home Construction ETF (b)	5,300	504,613
iShares U.S. Real Estate ETF (e)	4,400	421,300
SPDR S&P Regional Banking ETF (b)	19,000	1,080,150
SPDR S&P Retail ETF (b)	3,200	221,088
Utilities Select Sector SPDR Fund (b)	6,100	480,985
VanEck Gold Miners ETF (b)	4,500	206,865
VanEck Oil Services ETF (e)	1,500	393,180
VanEck Semiconductor ETF (a)	2,600	549,822
TOTAL EXCHANGE TRADED FUNDS (Cost $9,916,052)		9,003,629

SHORT-TERM INVESTMENTS - 12.7%
Money Market Funds - 1.4%
First American Government Obligations Fund - Class X, 4.27% (c)	150,574	150,574

U.S. Treasury Bills - 11.3%	Par
4.23%, 04/17/2025 (d)	$1,200,000	1,197,736
TOTAL SHORT-TERM INVESTMENTS (Cost $1,348,324)		1,348,310

TOTAL INVESTMENTS - 97.3% (Cost $11,264,376)		10,351,939
Other Assets in Excess of Liabilities - 2.7%		284,167
TOTAL NET ASSETS - 100.0%		10,636,106

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.

(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.

(d)	The rate shown is the annualized effective yield as of March 31, 2025.

(e)	All or a portion of security has been pledged as collateral for written options. The total value of assets committed as collateral as of March 31, 2025 is $4,940,559.

The accompanying notes are an integral part of these financial statements.	1

Schedule of Written Options	Peerless Option Income Wheel ETF
March 31, 2025

WRITTEN OPTIONS - (0.4)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.3)%
Energy Select Sector SPDR Fund, Expiration: 04/04/2025; Exercise Price: $94.50	$(457,905)	(49)	$(4,214)
Health Care Select Sector SPDR Fund, Expiration: 04/04/2025; Exercise Price: $144.50	(160,611)	(11)	(3,938)
iShares U.S. Home Construction ETF, Expiration: 04/04/2025; Exercise Price: $98.51	(190,420)	(20)	(1,100)
SPDR S&P Regional Banking ETF, Expiration: 04/11/2025; Exercise Price: $59.50	(1,080,150)	(190)	(19,665)
SPDR S&P Retail ETF, Expiration: 04/04/2025; Exercise Price: $70.00	(103,635)	(15)	(3,788)
Utilities Select Sector SPDR Fund, Expiration: 04/04/2025; Exercise Price: $80.00	(480,985)	(61)	(1,037)
Total Call Options			(33,742)

Put Options - (0.1)%
Industrial Select Sector SPDR Fund, Expiration: 04/04/2025; Exercise Price: $125.00	(65,535)	(5)	(1,200)
iShares MSCI Emerging Markets ETF, Expiration: 04/04/2025; Exercise Price: $42.50	(262,200)	(60)	(660)
iShares Russell 2000 ETF, Expiration: 04/09/2025; Exercise Price: $188.00	(99,745)	(5)	(282)
KraneShares CSI China Internet ETF, Expiration: 04/04/2025; Exercise Price: $32.50	(698,200)	(200)	(1,400)
SPDR S&P Regional Banking ETF, Expiration: 04/04/2025; Exercise Price: $53.00	(125,070)	(22)	(2,519)
VanEck Gold Miners ETF, Expiration: 04/04/2025; Exercise Price: $42.50	(689,550)	(150)	(825)
Total Put Options			(6,886)
TOTAL WRITTEN OPTIONS (Premiums received $16,033)			$(40,628)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.

(b)	Exchange-traded.

The accompanying notes are an integral part of these financial statements.	2

Statement of Assets and Liabilities	Peerless Option Income Wheel ETF
March 31, 2025

ASSETS:
Investments, at value (Note 2)	$10,351,939
Deposit at broker for options contracts	311,085
Segregated cash for written options	3,510
Receivable for investments sold	16,033
Dividends receivable	1,861
Interest receivable	1,223
Total assets	10,685,651

LIABILITIES:
Written options contracts, at value (Note 2)	40,628
Payable to adviser, net (Note 4)	8,917
Total liabilities	49,545
NET ASSETS	$10,636,106

NET ASSETS CONSISTS OF:
Paid-in capital	$11,518,888
Total accumulated losses	(882,782)
Total net assets	$10,636,106

Net assets	$10,636,106
Shares issued and outstanding(a)	575,000
Net asset value per share	$18.50

COST:
Investments, at cost	$11,264,376

PROCEEDS:	(16,033)
Written options premium received	$16,033

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.	3

Statement of Operations	Peerless Option Income Wheel ETF
For the Period Ended March 31, 2025(a)

INVESTMENT INCOME:
Dividend income	$89,093
Interest income	157,938
Total investment income	247,031

EXPENSES:
Investment advisory fee (Note 4)	72,879
Interest expense	280
Total expenses	73,159
Expense reimbursement by Adviser (Note 4)	(6,686)
Net expenses	66,473
NET INVESTMENT INCOME	180,558

REALIZED AND UNREALIZED GAIN (LOSS)	(160,665)
Net realized gain (loss) from:	776,367
Investments	166,075
Written options contracts	610,292
Net realized gain (loss)	776,367
Net change in unrealized appreciation (depreciation) on:	(937,032)
Investments	(912,437)
Written options contracts	(24,595)
Net change in unrealized appreciation (depreciation)	(937,032)
Net realized and unrealized gain (loss)	(160,665)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,893

(a)	Inception date of the Fund was May 15, 2024.

The accompanying notes are an integral part of these financial statements.	4

Statement of Changes in Net Assets	Peerless Option Income Wheel ETF

Period ended March 31, 2025(a)
OPERATIONS:
Net investment income (loss)	$180,558
Net realized gain (loss)	776,367
Net change in unrealized appreciation (depreciation)	(937,032)
Net increase (decrease) in net assets from operations	19,893

DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	(902,675)
Total distributions to shareholders	(902,675)

CAPITAL TRANSACTIONS:
Subscriptions	11,518,888
Net increase (decrease) in net assets from capital transactions	11,518,888

NET INCREASE (DECREASE) IN NET ASSETS	10,636,106

NET ASSETS:
Beginning of the period	—
End of the period	$10,636,106

SHARES TRANSACTIONS
Subscriptions	575,000
Total increase (decrease) in shares outstanding	575,000

(a)	Inception date of the Fund was May 15, 2024.

The accompanying notes are an integral part of these financial statements.	5

Financial Highlights	Peerless Option Income Wheel ETF
For a share outstanding throughout the period presented

	Period ended March 31, 2025(a)
PER SHARE DATA:

Net asset value, beginning of period	$20.00

INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.48
Net realized and unrealized gain (loss) on investments(d)	(0.04)
Total from investment operations	0.44

LESS DISTRIBUTIONS FROM:	(1.94)
Net investment income	(1.94)
Total distributions	(1.94)
Net asset value, end of period	$18.50
TOTAL RETURN(e)	1.96%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$10,636
Ratio of expenses to average net assets:
Before investment advisory fees waived(f)(g)	1.09%
After investment advisory fees waived(f)(g)	0.99%
Ratio of broker interest expense to average net assets(f)(g)	0.00	%(h)
Ratio of operational expenses to average net assets excluding broker interest expense(f)(g)
Ratio of net investment income (loss) to average net assets(c)(f)
Before investment advisory fees waived(c)(f)	2.60%
After investment advisory fees waived(c)(f)	2.70%
Portfolio turnover rate(e)(i)	473%

(a)	Inception date of the Fund was May 15, 2024.

(b)	Net investment income per share has been calculated based on average shares outstanding during the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(d)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments.

(h)	Amount represents less than 0.005%.

(i)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of these financial statements.	6

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2025

NOTE 1 – ORGANIZATION

The Peerless Option Income Wheel ETF (the “Fund”) is a non-diversified series of Tidal Trust II (the “Trust”). The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open -end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund and Peerless Wealth LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”. The Fund commenced operations on May 15, 2024.

The investment objective of the Fund is to seek current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation. Equity securities, including exchange traded funds listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on The Nasdaq Stock Market, LLC (“NASDAQ”)), including securities traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on the NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents each day that the Fund is open for business.

Debt securities are valued by using an evaluated mean of the bid and ask prices provided by independent pricing agents. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Options contracts are valued using the mean/mid of quoted bid and ask spread prices, as provided by independent pricing vendors.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2025

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$9,003,629	$—	$—	$9,003,629
Money Market Funds	150,574	—	—	150,574
U.S. Treasury Bills	—	1,197,736	—	1,197,736
Total Investments	$9,154,203	$1,197,736	$—	$10,351,939

Liabilities:
Investments:
Written Options	$—	$(40,628)	$—	$(40,628)
Total Investments	$—	$(40,628)	$—	$(40,628)

Refer to the Schedule of Investments for further disaggregation of investment categories.

B.	Derivative Instruments. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case such Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. Put Options may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Sub-Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2025

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of such Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and such Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, such Fund will realize a gain in the amount of the premium received.

By virtue of the Fund’s investments in option contracts, equity ETFs and equity indices, the Fund is exposed to common stocks indirectly which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

For the period ended March 31, 2025, the Fund’s monthly average quantity and notional value is described below:

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2025

	Average Contracts	Average Notional Amount
Written Options	(580)	$(4,631,338)

Statement of Assets and Liabilities

Fair value of derivative instruments as of March 31, 2025:

Equity Risk Contracts	Liability Derivatives, Written options contracts, at value
Written Options	$40,628

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2025:

Equity Risk Contracts	Net realized gain (loss) from Written options contracts	Net change in unrealized appreciation (depreciation) on Written options contracts
Written options contracts	$610,292	$(24,595)

The Fund is not subject to master netting agreements; therefore, no additional disclosures regarding netting arrangements are required.

C.	Federal Income Taxes. The Fund has elected to be taxed as a regulated investment company (“RIC”) and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to RICs, the Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. As a RIC, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions. Tax expense is disclosed in the Statement of Operations, if applicable.

As of March 31, 2025, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

D.	Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2025

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least quarterly. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

F.	Deposits at Broker for Options. Deposits at broker for options represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Consolidated Statement of Assets and Liabilities. Cash and cash equivalents and deposits at broker are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Share Valuation. The NAV per Share is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. Fund shares will not be priced on the days on which the NYSE Arca, Inc. is closed for trading.

I.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J.	Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

K.	Derivatives Transactions. Pursuant to Rule 18f-4 under the 1940 Act, the SEC imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by the Fund to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test. The Fund whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Fund implemented a Rule 18f-4 Derivative Risk Management Program that complies with Rule 18f-4.

L.	Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to adjustments for redemptions in-kind. These reclassifications have no effect on net assets or NAV per share. For the period ended March 31, 2025, no reclassification adjustments were made.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

Option Wheel Strategy Risk. The implementation of the Fund’s option wheel strategy, which involves selling put options and then call options on the same underlying assets (i.e., Underlying Issuers), will significantly affect the Fund’s performance in relation to the underlying assets’ price movements. This strategy’s effectiveness depends on the sequence of market movements and option expirations.

For instance, if the Fund initiates the strategy by selling out-of-the-money put options and the underlying asset’s price falls below the strike price, the Fund would be obligated to purchase the asset at a potentially unfavorable price. Subsequently, if the Fund sells call options on these assets and their market price rises above the call options’ strike price, the assets would be called away, potentially limiting the Fund’s profit to the premium received. Over shorter periods, this can result in the Fund not fully benefiting from positive price movements of the underlying assets. Conversely, over longer periods, the Fund’s returns may not align with the overall price appreciation of the assets. For example, if the underlying assets appreciate significantly after the Fund has sold call options, the Fund

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2025

would not capture this appreciation beyond the strike price of the calls. This scenario highlights how the Fund’s returns are influenced not only by the price levels of the underlying assets but also by their price trajectory over time.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets including stocks, bonds, commodities, currencies, interest rates, indexes or ETFs that hold or offer exposure to one or more of the foregoing assets. The Fund’s investments in derivatives may pose risks in addition to those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the Underlying Issuers and their related derivatives, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests is substantially influenced by the share price of the related underlying security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to some or all of the Underlying Issuers through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Fund. The Fund is subject to the above principal risks, as well as other principal risks which may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Investment Risks.”

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2025

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Investment Advisory Fee”) based on the average daily net assets of the Fund as follows:

Investment Advisory Fee	Investment Advisory Fee After Waiver
1.09%	0.99%

Out of the Investment Advisory Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay, or require the Sub-Adviser to pay, all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”). The Investment Advisory Fees incurred are paid monthly to the Adviser. Investment Advisory Fees for the period ended March 31, 2025 are disclosed in the Statement of Operations.

The Adviser has contractually agreed to reduce its Investment Advisory Fee to 0.99% of the Fund’s average daily net assets through at least July 29, 2025. To the extent the Fund incurs Excluded Expenses, total annual fund operating expenses after fee waiver will be higher than 0.99%. The agreement may be terminated only by, or with the consent of, the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This agreement may not be terminated by the Adviser without the consent of the Board. Any fees waived with respect to the Fund under this agreement are not subject to reimbursement to the Adviser by the Fund.

The Sub-Adviser serves as investment sub-adviser to the Fund, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub -Advisory Agreement, the Sub-Adviser is responsible for the day-to -day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.04% of the Fund’s average daily net assets (the “Sub-Advisory Fee”). The Sub-Adviser has agreed to assume a portion of the Adviser’s obligation to pay all expenses incurred by the Fund, except for the Sub-Advisory Fee payable to the Sub-Adviser and Excluded Expenses. For assuming the payment obligations for a portion of the Fund’s expenses, the Adviser has agreed to pay the Sub-Adviser a corresponding share of profits, if any, generated by the Fund’s Investment Advisory Fees, less a contractual fee retained by the Adviser. Expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal (defined below), which is an affiliate of the Adviser.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers. As compensation for the services it provides, Tidal receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Tidal also is entitled to certain out-of-pocket expenses for the services mentioned above.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2025

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

NOTE 5 – SEGMENT REPORTING

In accordance with the FASB Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, the Fund has evaluated its business activities and determined that it operates as a single reportable segment.

The Fund’s investment activities are managed by the Adviser, which serves as the Chief Operating Decision Maker (“CODM”). The Adviser is responsible for assessing the Fund’s financial performance and allocating resources. In making these assessments, the Adviser evaluates the Fund’s financial results on an aggregated basis, rather than by separate segments. As such, the Fund does not allocate operating expenses or assets to multiple segments, and accordingly, no additional segment disclosures are required. There were no intra-entity sales or transfers during the reporting period.

The Fund primarily generates income through dividends, interest, and realized/unrealized gains on its investment portfolio. Expenses incurred, including management fees, fund operating expenses, and transaction costs, are considered general fund-level expenses and are not allocated to specific segments or business lines.

Management has determined that the Fund does not meet the criteria for disaggregated segment reporting under ASU 2023-07 and will continue to evaluate its reporting requirements in accordance with applicable accounting standards.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 2025, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, written options, U.S. government securities, and in-kind transactions were $35,027,837 and $24,976,011, respectively.

For the period ended March 31, 2025, there were no purchases or sales of long-term U.S. government securities.

For the period ended March 31, 2025, there were no in-kind transactions associated with creations or redemptions for the Fund.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal period ended March 31, 2025, were as follows:

Distributions paid from:	March 31, 2025
Ordinary Income	$902,675

As of the fiscal period ended March 31, 2025, the components of accumulated losses on a tax basis were as follows:

Investments, at cost(a)	$11,317,155
Gross tax unrealized appreciation	52,218
Gross tax unrealized depreciation	(1,058,062)

Notes to the Financial Statements	Peerless Option Income Wheel ETF

March 31, 2025

Net tax unrealized appreciation (depreciation)	(1,005,844)
Undistributed ordinary income (loss)	123,062
Undistributed long-term capital gain (loss)	—
Total accumulated losses	(882,782)
Other accumulated gain (loss)	—
Total accumulated losses	$(882,782)

(a)	The difference between book and tax-basis unrealized appreciation is primarily due to the treatment of wash sales.

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late-year losses), and within the taxable year, may be elected to be deferred to the first business day of the Fund’s next taxable year. As of the most recent fiscal period ended March 31, 2025, the Fund did not elect to defer any post-October losses or late-year losses.

As of the most recent fiscal period ended March 31, 2025, the Fund had no long-term or short-term capital loss carryovers.

NOTE 8 – SHARES TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares, called Creation Units. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 9 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, armed conflict, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser and Sub-Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be recognized or disclosed in the Fund’s financial statements.

Report of Independent Registered Public Accounting Firm	Peerless Option Income Wheel ETF

March 31, 2025

To the Shareholders of Peerless Option Income Wheel ETF and

Board of Trustees of Tidal Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Peerless Option Income Wheel ETF (the “Fund”), a series of Tidal Trust II, as of March 31, 2025, the related statements of operations and changes in net assets and the financial highlights for the period from May 15, 2024 (commencement of operations) through March 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations, the changes in net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of Tidal Investment LLC investment companies since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

May 29, 2025

Other Non-Audited Information	Peerless Option Income Wheel ETF

March 31, 2025

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the period ended March 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Peerless Option Income Wheel ETF	6.34%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended March 31, 2025, was as follows:

Peerless Option Income Wheel ETF	4.40%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the period ended March 31, 2025, was as follows:

Peerless Option Income Wheel ETF	79.61%

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There have been no changes in or disagreements with the Fund’s accountants.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by the report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a). Under the Investment Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund, including Trustee compensation, except for certain excluded expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d- 15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable

(b)	Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal Trust II

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	June 9, 2025

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	June 9, 2025

* Print the name and title of each signing officer under his or her signature.